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                            PERFORMANCE FUNDS TRUST

                      SUPPLEMENT DATED AUGUST 31, 2005 TO
                       PROSPECTUSES DATED OCTOBER 1, 2004

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES
                           INSTITUTIONAL CLASS SHARES

The following information replaces information regarding pricing of shares under "Pricing of Fund Shares":

The per share NAV for each Fund/Portfolio, except for the Money Market Fund, is determined and its shares are priced at the close of regular trading on the New York Stock Exchange ("Exchange"), normally at 4:00 p.m. Eastern time, on days the Exchange and the Federal Reserve Bank are open. The per share NAV for the Money Market Fund is determined and its shares are priced at the close of regular trading on the Exchange, normally at 12:00 noon Eastern time, on days the Exchange and the Federal Reserve Bank are open.

THIS SUPPLEMENT IS PROVIDED TO UPDATE, AND SHOULD BE READ IN CONJUNCTION WITH, THE INFORMATION PROVIDED IN THE PROSPECTUS.

SP ALL 08/05